UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MAY 12, 2004

BETA OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-68381	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6100 S. Yale, Suite 300, Tulsa, OK		74136
(Address of principal executive offices)		(Zip Code)

(918) 495-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.                    Financial Statements and Exhibits

(c) Exhibits

99.1         Press Release dated May 12, 2004.

Item 12.                 Results of Operations and Financial Condition

On May 12, 2004, the Registrant announced its financial results for the quarter ending March 31, 2004.  The press release regarding this announcement is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETA OIL & GAS, INC.

Date: May 12, 2004	By:	/s/ Joseph L. Burnett
Joseph L. Burnett
Chief Financial Officer and Principal Accounting Officer